UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]     Preliminary information statement
[ ]     Confidential, for Use of the Commission Only
          (as permitted by Rule 14c-5(d)(2))
[X]     Definitive information statement

                              Dialex Minerals, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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         paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of
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                              Dialex Minerals, Inc.
                       50 Richmond Street East, Suite 300
                            Toronto, Ontario M5C 1N7
                                     Canada


                                February 2, 2005

                              Dialex Minerals, Inc.
                       50 Richmond Street East, Suite 300
                            Toronto, Ontario M5C 1N7
                                     Canada


                                February 2, 2005



Dear Stockholder:

         We have obtained the written consent of certain of our stockholders dated February 2, 2005 to approve the reverse split of our common stock of all shareholders of record as of March 16, 2005 on the basis of one share for every 22 shares held. The purpose of the reverse split is to change the current capital structure of the Company so the Company would be in a more advantageous position to consummate a business transaction which would potentially be more beneficial to the shareholders. We will also amend our name to Reliant Home Warranty Corporation as approved by shareholders representing a majority of the voting power of the currently issued and outstanding common stock of the Company. Your consent is not required and is not being solicited in connection with these actions.

         Pursuant to Section 607.0704 of the Florida Business Corporation Act, you are hereby being provided with notice of the approval of these actions by less than unanimous written consent of our stockholders. Pursuant to the Securities Exchange Act of 1934, as amended, with this letter you are being furnished an information statement relating to these actions.

                                            By Order of the Board of Directors

                                            /s/ Alexander G. Stewart,
                                            ----------------------------
                                            Alexander G. Stewart
                                            Chairman of the Board of Directors


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



                              INFORMATION STATEMENT

GENERAL

         This Information Statement (the "Statement") is being furnished on or about February 11, 2005 by Condor Gold Corp., who is a majority shareholder, an Ontario corporation (the "Corporation") to record holders of common stock as of the record date of March 16, 2005 (the "Record Date") in connection with a written consent (the "Consent"), from the holder of the majority of common stock of the Corporation in lieu of holding a meeting ("Holder"):

         (1) Amend the Corporation's Articles of Incorporation so as to change the name of the Company to Reliant Home Warrant Corporation;

         (2) Authorize a reverse split of the Corporation's common stock on a basis of 1 share for every 22 shares held;

         (3) To obtain a new CUSIP number and trading symbol for the issuance of new stock certificates.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


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



                             SUMMARY OF THE CONSENT
                             ----------------------

         The Consent represents the approval by the Holder to:

         (1) Take all actions necessary to cause a reverse split of the Company's common stock on a 1 for 22 basis for the purpose of recapitalizing the Company for a potential business transaction. Such actions include notification being provided as required by the NASDAQ Stock Market for any issuer on the OTC Market;

         (2) To amend the name of the Company to Reliant Home Warranty Corporation; and

         (3) To obtain a new CUSIP number and trading symbol reflecting both the reverse stock split and name change of the Company.




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



                           HISTORY BEHIND THE CONSENT
                           --------------------------

         Before the Consent was executed, the current directors of the Company as set forth below determined that the actions taken by the Consent were appropriate and ultimately in the best interest of the shareholders. The directors of the Company along with a majority of the shares voted to take such actions and as such were obligated to notify all shareholders who did not vote their respective shares. This Information Statement is provided to all shareholders for the purpose of meeting the notice requirements to shareholders. The following directors represent all directors of the Company who executed the Directors' Consent.

         Alexander G. Stewart, Chairman and Chief Executive Officer Wallace Stonehouse, Director
         Neil Novak, Director
         Stephen Stewart, Director
         L. Kirk Boyd, Director and Chief Financial Officer

Current Directors

         Alexander Stewart, age 59, the Chairman and CEO of Condor Gold has been the president of RTO Capital Corp. for the past 10 years and a corporate lawyer for over 30 years. Mr. Stewart has been Chairman and CEO of Northville Gold Corp. and Condor Gold Corp. since 2000 and 2002, respectively. Both companies are involved in resource exploration.

         Dr. Wallace Stonehouse, age 57, has been President and CEO of Comforce Inc., a financial advisory company, for over 10 years. Dr. Stonehouse has been involved in trading markets and capitalizing public companies for the past 20 years. Dr. Stonehouse was a partner in Toronto Veterinary Group for 1969 to 1971.

         Neil Novak, age 52, has over 27 years experience in the mining industry, the last 10 of which have been directly related to the diamond exploration industry. Since 2001, Mr. Novak has been president of Billiken Management Services, Inc., an exploration management and consulting firm. From 1997 to 2000, he was President and CEO of Karmin Exploration Inc., a junior base metal explorer in Brazil. From 1995 to 1997, he was the International Explorer Manager for KWG Resources Inc., and Ste Genevieve Group of Companies, a group of companies active in exploration in North and South America, the Caribbean, Africa, the Far East and Russia. In 1983, Mr. Novak founded and continues to run Nominex, a consulting company involved in providing management services for all aspects of mineral exploration activity in the mining industry.

         Stephen Stewart, age 25, has been the Vice President of RTO Capital Corp., a Toronto-based merchant bank since 2000. RTO Capital Corp. provides financing to small and mid-sized Canadian companies. Mr. Stewart also holds the position of Vice President of RTO Zarex Ltd., a Toronto-based consulting services company advising and assisting clients in areas of expansion, franchising and consolidation. Mr. Stewart was a university student prior to 2000.

         L. Kirk Boyd, age 54, has over 30 years experience in the field of finance and administration in both Fortune 500 corporations and entrepreneurial organizations in consumer products and technology industries. In 1992 he founded Kirk Boyd & Associates, a consulting company providing executive services and specializing in strategic planning, corporate restructuring and financial management. In 1997, he joined RTO Capital Corp. as Director and Vice President of Finance and was involved in merchant banking specializing in equity financing for small and micro-cap Canadian companies with a global perspective. Since


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

2002, he has returned to his consulting practice and has concentrated on corporate governance and regulatory reporting and disclosure for mid-size companies which are publicly traded on North American stock exchanges.


                         SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
                        --------------------------------

         As of the Record Date, there were 44,188,816 shares of Common Stock issued and outstanding. The following table sets forth, as of the Record Date the number of shares of Common Stock of the Corporation owned by (i) those persons known by the Corporation to be owners of more than 5% of the Corporation's Common Stock (ii) each director of the Corporation (iii) each executive officer of the Corporation, (iv) all executive officers and directors of the Corporation as a group.


                                                              Common Stock
Name and Address                                           Beneficially Owned
of Beneficial Owner (1)
--------------------------------------------------------------------------------
                                                        Number          Percent
                                                        ---------       -------

Alexander G. Stewart, Director
3315 Crompton Cres.
Mississauga, ON L5B 4C8                                 2,155,000         4.9%

Dr. Wallace Stonehouse, Director 54 Davenport Rd.
Toronto, ON M5R 1J2                                     1,555,000         3.5%

Kirk Boyd, Director
188 Romain Cres.
Oakville, ON L6H 5A4                                      805,840         1.8%

Neil Novak, Director
138 Cranston Ave.
Cambridge, ON N1T 1J7                                     107,000         0.2%

Steven Stewart, Director
18 Beverly St., Suite 706
Toronto, ON                                                     0           0%

Condor Gold Corp.
50 Richmond St. East, Suite 300
Toronto, ON M5C 1N7                                    32,455,000        73.4%

All Officers and Directors as a Group (5)               4,622,840        10.4%



                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


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


                            RATIONALE FOR THE CONSENT
                            -------------------------

Reasons for the Consent

         The following discussion of the reasons for signing the Consent contains forward-looking statements that reflect the current views of the Corporation with respect to the future events that may have an effect on its future financial performance. Forward-looking statements are subject to risks and uncertainties. Actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements.

         The following factors were evaluated and reviewed by the consenting stockholder before signing the Consent:

         o The potential for the Company to consummate a profitable business transaction.

         o The need to reverse split the common stock to recapitalize the Company for a potential business opportunity

         o The need to change the name of the Company to a name more in line with the potential future business of the Company.

         The discussion of the information and factors above is not intended to be exhaustive. In view of the number and wide variety of factors considered in connection with the evaluation of the Consent, and the complexity of these matters, it was not useful to, nor was any attempt made to, quantify, rank or otherwise assign relative weights to the specific factors favoring the action taken by the Consent. In addition, there was no undertaking to make any specific determination to take the action in the Consent or to assign any particular weight to any factor, but rather an overall analysis of the factors described above was conducted.

         For the reasons set forth above, it was determined that the Consent is fair and in the best interests of the Company and the Company's shareholders.

         THERE CAN BE NO ASSURANCE THAT THE BENEFITS OR OPPORTUNITIES DISCUSSED HEREIN WILL BE ACHIEVED THROUGH THE ACTION TAKEN BY THE CONSENT.


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

                              STOCKHOLDERS CONSENTS
                              ---------------------

The Consent

         In accordance with Section 607.0704 of the Florida Business Corporation Act ("FBCA"), a majority of the 44,188,816 outstanding shares of common stock as of the Record Date was needed to sign the Consent. 32,455,000 shares signed the Consent, constituting a majority of the outstanding shares of common stock entitled to vote thereon as of the Record Date.

         This Information Statement represents the consenting stockholders' notice to non-consenting stockholders of the action taken by the Consent in accordance with Section 607.0704 of the FBCA.

         The Consent has allowed the Corporation to complete a reverse split of its common stock along with obtaining a CUSIP number and new trading symbol.


                       WHERE YOU CAN FIND MORE INFORMATION
                       -----------------------------------

         The Corporation files Annual Reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices located at 233 Broadway, New York, New York 10279; 801 Brickell Ave., Suite 1800, Miami, Florida 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; 1801 California Street, Suite 4800, Denver, Colorado 80202-2648 or 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036-3648. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

         The SEC allows the Corporation to "incorporate by reference" information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. Our Annual Report on Form 10-KSB for the year ended December 31, 2003 is incorporated by reference into this Information Statement and is deemed to be a part of this Information Statement, except for any information superseded by information contained directly in this Information Statement. All documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the effective date of the reorganization shall also be deemed to be incorporated by reference into this Information Statement.

         You should rely only on the information contained in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of the Information Statement to stockholders shall not create any implication to the contrary.



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